SUMMARY PROSPECTUS	June 20, 2025

Horizon Digital Frontier ETF

YNOT

Before you invest, you may want to review the Prospectus for the Digital Frontier Fund (as defined below), which contains more information about the Digital Frontier Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated June 20, 2025, are incorporated by reference into this Summary Prospectus. You can find the Digital Frontier Fund’s Prospectus, SAI, reports to shareholders, and other information about the Digital Frontier Fund online at www.horizonmutualfunds.com. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The Horizon Digital Frontier ETF (the “Digital Frontier Fund” or the “Fund”) seeks capital appreciation.

Fees and Expenses of the Digital Frontier Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Digital Frontier Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	“Other Expenses” are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Digital Frontier Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Digital Frontier Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Digital Frontier Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover. The Digital Frontier Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Digital Frontier Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Digital Frontier Fund

The Digital Frontier Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of U.S. and foreign (non-U.S.) companies that offer exposure to emerging technologies that are in various phases of development. These companies may include, without limitation, those involved with the development of technologies related to artificial intelligence, automation, quantum computing and digital assets such as cryptocurrency (“Digital Assets”).

The Fund’s investment adviser, Horizon Investments, LLC (“Horizon”) considers a company to be involved with the development of emerging technologies if the company derives a substantial portion of its revenues or profits from, or commits significant capital expenditures or resources to, the research, experimentation, design, engineering, construction, fabrication, deployment, or commercialization of emerging technologies, including, without limitation, companies advancing machine learning, deep learning, natural language processing, computer vision, robotics, advanced manufacturing, industrial automation, autonomous systems, quantum computing hardware and software, blockchain applications, cryptocurrency infrastructure, or other technologies.

Horizon believes that emerging technologies generally experience four phases of development. Companies in the first phase of the technology development cycle (Phase 1 companies) are the early movers, the pioneers that originated or are advancing the initial stages of development of an emerging technology or have identified and invested in the potential of an emerging technology at an early stage. Phase 2 companies are companies involved in building out the infrastructure or systems that allows the technological breakthroughs made by the Phase 1 companies to be leveraged. Phase 3 companies use this infrastructure to create and monetize products relying on emerging technologies. Phase 4 companies use the products powered by emerging technologies to drive efficiency, cut costs, and/or make breakthroughs of their own. Horizon seeks to invest the Fund’s assets in equity securities of companies involved with emerging technologies at one or more of these phases of development. As emerging technologies mature, Horizon anticipates that companies across the four phases will be positioned to benefit from the anticipated growth.

Horizon utilizes a multi-disciplinary approach that combines active management with economic, quantitative, and fundamental analysis (e.g., factors such as growth, value, momentum, quality, size, and volatility) to identify and select companies within each phase, as well as to determine the Fund’s overall exposure among the four phases of development. The Adviser expects this exposure will result in a portfolio of investments with an aggressive risk/return profile, and as a result, expects that the Fund may outperform in strong up markets for U.S. equities, but underperform in down markets.to identify and select companies within each phase, as well as to determine the Fund’s overall exposure among the four phases of development. The Adviser expects this exposure will result in a portfolio of investments with an aggressive risk/return profile, and as a result, expects that the Fund may outperform in strong up markets for U.S. equities, but underperform in down markets.

The Fund may also invest in cryptocurrency, including Bitcoin, indirectly through exchange-traded products that are listed and traded on US exchanges (i.e., registered under the Securities Act of 1933) and invest primarily in such cryptocurrencies (“Cryptocurrency ETPs”). The Fund will not invest directly in Bitcoin or other cryptocurrencies.

The Fund’s investments may include common stocks, American Depositary Receipts (“ADRs”) and securities of other ETFs. The Fund’s investments in foreign securities will be in both developed and emerging markets. Horizon selects portfolio investments without restriction as to the issuer country, market capitalization or currency denomination and does not maintain a target allocation for the Fund between domestic and foreign investments. The Fund may engage in frequent trading to achieve its objective and, depending on Horizon’s outlook and market conditions, may focus its investments in particular sectors or areas of economy, including, without limitation, the technology sector.

Options: The Fund may, at times, seek to enhance returns through the use of an options strategy involving primarily the sale and purchase of call options and call spreads on individual securities (including ETFs) or securities indices. Call spreads are transactions where the Fund purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security. The premium received by the Fund for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the Fund will not benefit from increases in the price of the security beyond the sold call’s strike price. Options used by the Fund will generally be exchange-traded, including Flexible Exchange Options (“FLEX Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Terms that can be customized for FLEX Options include exercise price, exercise styles, and expiration dates.

The Fund’s use of options may be opportunistic and vary based on Horizon’s market outlook, risk assessment, and portfolio management objectives. The Fund may also use options for hedging purposes, to manage portfolio risk, or to enhance return potential in a cost-effective manner. The Fund’s investment strategies, including its use of options, are subject to change based on the Adviser’s ongoing assessment of market conditions and the investment opportunities available.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks of the Digital Frontier Fund

Many factors affect the Digital Frontier Fund’s performance. The Digital Frontier Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Emerging Technologies Risk. Companies involved in emerging technologies, including artificial intelligence (AI), are subject to particular risks. These companies face risks associated with product obsolescence as a result of the rapid pace of innovation, changes in business cycles, economic growth, and government regulation any of which could adversely impact their performance. These companies may have limited product lines, markets, financial resources or personnel and often face intense competition. These companies may be heavily dependent on intellectual property rights, and challenges to or misappropriation of such rights could have a material adverse effect on such companies. These companies typically engage in significant amounts of spending on research and development, and rapid changes to the field could have a material adverse effect on a company’s financial performance.

Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments in this sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller and emerging companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Cryptocurrency Risk. The Fund may seek investment exposure to cryptocurrency (e.g., Bitcoin) indirectly by investing in Cryptocurrency ETPs, subjecting the Fund to the risks associated with such assets. Cryptocurrencies are digital commodities that are not issued by a government, bank, or central organization. Cryptocurrencies exist via online, peer-to-peer computer networks that host public transaction ledgers where transfers are recorded (the “Blockchain”). Cryptocurrencies have no physical existence beyond the record of transactions on the Blockchain and generally operate without central authority (such as a bank). The regulation of cryptocurrencies is still developing. Bitcoin and other cryptocurrencies are subject to very high volatility, the risk of fraud, theft, manipulation or security failures and operational or other problems that impact cryptocurrency trading venues. The investment vehicles in which the Fund may obtain its exposure to cryptocurrencies may not be registered investment companies, and therefore, the Fund may not, as a shareholder of such investment vehicle, receive the protections afforded to shareholders of an investment company under the 1940 Act in connection with its investment in such investment vehicles.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk, and, in the case of over-the-counter options, counterparty default risk. Option positions may expire worthless, exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options combinations, such as spreads, straddles, collars, or other strategies, the premium received for writing the call option may offset, in part, the premium paid to purchase the corresponding put option; however, these strategies may limit upside gains while not fully protecting against downside risks, and the cost of implementing them may reduce the Fund’s overall returns. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

FLEX Options. FLEX Options are guaranteed for settlement by the OCC. Although unlikely, it is possible the OCC is unable to meet its settlement obligations, which could result in substantial loss for the Fund. FLEX Options may be less liquid than more traditional exchange-traded option contracts, meaning that the Fund may have more difficulty closing out certain FLEX Options positions at desired times and prices. Upon expiration, the FLEX Options held by the Fund will be exercisable at the strike price. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary due to factors other than the value of underlying asset, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and underlying asset, and the remaining time to expiration.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Investments in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the Fund invests a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Sector and Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Frequent Trading and Portfolio Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives, which could result in higher transaction costs and taxable gains, negatively impacting performance. As an ETF, the Fund may also experience active trading of its shares in the market, which could lead to more frequent creation or redemption activities. In certain circumstances, this activity could increase the number of portfolio transactions, resulting in high portfolio turnover. High levels of portfolio turnover may increase brokerage and other transaction costs and could lead to increased taxable capital gains. These factors, in combination with the Fund’s pursuit of its investment objectives, could have a negative impact on the Fund’s overall performance.

Quantitative Model Risk. The Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Tax Risks. The Fund invests in Digital Assets. As a result, the Fund is exposed directly or indirectly to the following tax risks:

Uncertain U.S. Federal Income Tax Treatment of Digital Assets. Due to the relatively new and evolving nature of Digital Assets and the absence of comprehensive guidance with respect to Digital Assets, many significant aspects of the U.S. federal income tax treatment of Digital Assets are uncertain. The Fund does not intend to request a ruling from the IRS on these issues. Rather, the Fund will take positions that it believes to be reasonable based on limited guidance available, which may change as additional guidance is issued. There can be no assurance, however, that the IRS will agree with the positions the Fund takes, and it is possible that the IRS successfully will challenge the Fund’s positions.

In 2014, the IRS released Notice 2014-21 (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, a Digital Asset that has an equivalent value in real currency or that acts as a substitute for real currency) for U.S. federal income tax purposes and, in particular, stating that such Digital Asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released Revenue Ruling 2019-24 and a set of “Frequently Asked Questions” (the

“2019 Ruling & FAQs”) that provide some additional guidance, including guidance to the effect that, under certain circumstances, hard forks of Digital Assets are taxable events giving rise to ordinary income, and guidance with respect to the determination of the tax basis of a Digital Asset. In 2023, the IRS released Revenue Ruling 2023-14 (the “2023 Ruling”), which held that the receipt by a taxpayer of additional units of cryptocurrency as a reward for certain staking activities is taxable as ordinary income. Specifically, the IRS ruled that the taxpayer recognized income when it had sufficient dominion and control to sell or otherwise dispose of the rewards. However, no guidance to date addresses other significant aspects of the U.S. federal income tax treatment of Digital Assets. For example, although the published guidance contemplates that rewards earned from “mining” will constitute taxable income to the miner, there is no guidance directly addressing rewards derived from governance activities, acting as a liquidity provider or from engaging in many other methods to generate returns on Digital Asset holdings, including with respect to (i) whether and when engaging in such activities might rise to the level of a trade or business and (ii) whether staking rewards or other sources of return on Digital Assets may constitute unrelated business taxable income.

The U.S. federal income tax treatment of Digital Assets also is uncertain in many significant respects. Because the treatment of Digital Assets is uncertain, it is possible that the treatment of ownership of any particular Digital Asset by the Fund may be adverse to a prospective investor. For example, ownership of a Digital Asset could be treated as ownership in an entity, in which case the consequences of ownership of that Digital Asset would depend on the type and place of organization of the deemed entity. Moreover, although the 2019 Ruling & FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the timing and amount of the income inclusions. In the absence of guidance, it is possible that the Fund will withhold 30% from a non-U.S. investor’s share of any income recognized by the Fund attributable to such rewards. There can be no assurance that the IRS will not alter its position with respect to Digital Assets in the future or that a court would uphold the treatment set forth in the Notice, the 2019 Ruling & FAQs and 2023 Ruling. It also is unclear what additional guidance on the treatment of Digital Assets for U.S. federal income tax purposes may be issued in the future. Any such alteration of the current IRS positions or issuance of additional guidance could result in adverse tax consequences for prospective investors in the Fund and could have an adverse effect on the value of Digital Assets held by the Fund.

The 2021 Infrastructure Investment and Jobs Act (the “Jobs Act”) expanded the types of transactions which must be reported by defining “Cash” to include “any Digital Asset” as defined in Section 6045(g)(3)(D) of the Code. The forms, instructions and publications related to this requirement are still subject to revision and final approval with the issuance of the final implementing regulations. The implementation details associated with each reporting obligation are still unclear, and the risk of non-reporting could result in substantial penalties for businesses that receive Digital Assets in excess of $10,000. The Jobs Act also added new reporting requirements for certain Digital Asset transactions by amending the definition of “broker” under Section 6045 of the Code to include persons “responsible for regularly providing any service effectuating transfers of Digital Assets on behalf of another person.”

In 2024, the IRS implemented a regulatory rule requiring any person who is engaged in a trade or business and who receives more than $10,000 in cash in one transaction (or a series of related transactions) to report that transaction on the Form 8300, Report of Cash Payments Over $10,000 in a Trade or Business. The primary purpose of filing Form 8300 was to combat money laundering and tax evasion. These amendments would appear to apply to Digital Asset exchanges, peer-to-peer money transmission services and financial institutions that support Digital Asset transactions. However, in IRS Announcement 2024-4, the IRS provided transitional guidance that clarified that, at this time, Digital Assets are not required to be included for this reporting threshold and that the U.S. Department of Treasury and IRS intend to publish regulations to provide additional information and procedures for reporting the receipt of Digital Assets.

State, Local and Non-U.S. Tax Treatment of Digital Assets. The taxing authorities of certain U.S. states (i) have announced that they will follow the Notice with respect to the treatment of Digital Assets for state income tax purposes and/or (ii) have issued guidance exempting the purchase and/or sale of Digital Assets for fiat currency from state sales tax. It is unclear what further guidance on the treatment of Digital Assets for state tax purposes may be issued in the future or whether additional states will follow the Notice, the 2019 Ruling & FAQs or the 2023 Ruling. Any future guidance on the treatment of Digital Assets for state or local tax purposes could result in adverse tax consequences for investors in the Fund and could have an adverse effect on the value of Digital Assets.

The treatment of Digital Assets for tax purposes by non-U.S. jurisdictions may differ from the treatment of Digital Assets for U.S. federal, state or local tax purposes. It is possible, for example, that a non-U.S. jurisdiction would impose sales tax or value-added tax on purchases and sales of Digital Assets for fiat currency. If a non-U.S. jurisdiction with a significant share of the market of Digital Asset users imposes onerous tax burdens on Digital Asset users or imposes sales or value-added tax on purchases and sales of Digital Assets for real currency, such actions could result in decreased demand for Digital Assets in such jurisdiction, which could adversely affect the prices of Digital Assets.

ETF Risks. The Fund is an ETF and invests in other ETFs. As a result of this structure, the Fund is exposed directly or indirectly to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with an ETF. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange and there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on The Nasdaq Stock Market LLC (“Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker”

rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations.

New Fund Risk. The Fund is recently organized and has no operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC.

Sub-Adviser: Exchange Traded Concepts, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, and Clark Allen, Head of ETFs of Horizon, share responsibility for the day-to-day management of the Digital Frontier Fund as Co-Portfolio Managers and have each been a Co-Portfolio Manager of the Digital Frontier Fund since inception.

Purchase and Sale of Fund Shares. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.horizonmutualfunds.com.

Tax Information. The Digital Frontier Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Digital Frontier Fund through a broker-dealer or other financial intermediary (such as a bank), the Digital Frontier Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Digital Frontier Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.